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                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into by and between UNI-CARE HEALTH SERVICES, INC., a New Hampshire corporation (the "Company"), and MICHAEL F. FECTEAU, an individual and licensed pharmacist ("Employee").

     A. As a principal officer and shareholder of the Company, Employee has obtained valuable knowledge and experience pertaining to the Company's business of proving pharmaceuticals, drugs, biologicals, IV's, medical devices, durable medical equipment and other health or medical supplies and related services to nursing homes, other institutional care facilities and individuals residing in such facilities.

     B. NCS HealthCare, Inc. ("NCS") is acquiring all of the stock of the Company, including shares held by Employee, pursuant to a Stock Purchase Agreement, dated as of May 15, 1996 (the "Stock Purchase Agreement"), by and among NCS, Employee and the other shareholders of the Company.

     C. As a condition to such acquisition, the Company and Employee desire to enter into an agreement to provide for the employment of Employee by the Company and for a prohibition on his disclosing confidential information of, competing against or otherwise interfering with the Company.

     In consideration of and in reliance upon the covenants, obligations and agreements herein contained, the Company and Employee hereby agree as follows:

     1. EMPLOYMENT. The Company hereby offers, and Employee hereby accepts, employment as Director of Business Development, with the responsibilities and powers customarily associated with such position under the general direction of the management of NCS. Employee shall also perform such other duties as the management of NCS may from time to time reasonably request.

     2. PERFORMANCE. During the term of this Agreement, Employee covenants and agrees to devote his full time, energy and best efforts to the furtherance of the business of the Company. However, notwithstanding anything to the contrary in this Agreement, Employee shall not be obligated to provide distribution services, nor work weekends, nights or holidays. In addition, the Company acknowledges that Employee shall not be obligated to undertake business which will require more than three (3) consecutive overnights. Employee covenants that he will not engage in any activity which interferes with the performance of his duties hereunder and in any case will not provide personal services to any individual, firm or other business entity as an employee, advisor or otherwise without the prior written consent of the management of NCS.
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     3. TERM. The employment term of this Agreement shall commence upon execution of this Agreement by the parties and continue through May 15, 2001.

     4. TERMINATION. Notwithstanding anything to the contrary in this Agreement, the employment relationship between Employee and the Company may be terminated only as provided herein.

          (a) BY THE COMPANY. The Company may terminate Employee's employment (and this Agreement) immediately and without prior notice for "cause" upon the occurrence of one or more of the following:

          (i) Employee's professional pharmacy license is revoked, suspended or surrendered;

          (ii) Fraud in the inducement of this Agreement by Employee;

          (iii) Conviction of or plea by Employee upon any felony charge, major misdemeanor or an offense involving moral turpitude;

          (iv) Misappropriation, embezzlement, or theft of the Company's assets or property by Employee; or

          (v) Wilful misconduct, gross negligence, gross neglect of duties, or wilful refusal to carry out the duties and responsibilities set forth herein, repeated absenteeism, drug or excessive alcohol consumption on the part of Employee or breach of any of the provisions or covenants of this Agreement by Employee; provided, that in any such instance under this subparagraph (v), the Company may terminate Employee's employment only if, after having received written notice of said conduct or breach, Employee does not remedy the same to the Company's satisfaction within twenty-one (21) days of receipt of said written notice.

          If Employee is involuntarily terminated by the Company without "cause", "cause" being defined in this Section 4(a) above, then Employee will be immediately paid his entire base salary for the remaining original term of this Agreement, using the base salary from the year of termination as the base amount for calculation purposes. Such payment shall constitute liquidated damages (it being agreed that no exact measure of damages can be determined) to Employee in lieu of any and all other compensation or remedies owing to Employee on account of any such termination, and Employee shall not be entitled to receive any other compensation or remedy in respect thereof. Employee shall not be required to mitigate the amount of said damages, nor, shall the damages be reduced by other compensation paid to or received by Employee during the applicable period.

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          (b) By Employee. If after the first twelve (12) months of this
     Agreement, Employee voluntarily terminates his employment with the Company, Employee will receive, as severance pay, one-half (1/2) of his base salary for the remaining original term of this Agreement payable over such term, using the base salary from the year of termination as the base amount for calculation purposes; provided, that while Employee shall not be required to mitigate the amount of the said severance pay by seeking employment or otherwise, such severance payments shall nevertheless be offset or reduced by the amount of any W-2 compensation received by the Employee during the remainder of the original term of this Agreement.

     5. BASE SALARY. In consideration of the services to be performed by Employee hereunder, Employee shall be paid a base salary of Seventy Thousand Dollars ($70,000.00) for the first twelve (12) months of this Agreement, which shall be subject to annual performance reviews and payable in accordance with the Company's standard payroll practices.

     6. BENEFITS. The Company shall provide Employee with substantially the same benefits as are generally provided pharmacists of NCS. Employee shall also be entitled to participate in NCS-sponsored non-qualified or qualified pension, profit-sharing or similar retirement plans upon attaining eligibility for participation in such plan(s).

     7. BUSINESS EXPENSES. The Company shall at regular intervals reimburse Employee for all reasonable business expenses incurred and paid by Employee in connection with his employment which are substantiated by adequate written documentation as required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and the guidelines and practices established from time to time by the Company.

     8. VACATION AND HOLIDAYS. Employee shall be entitled to six (6) weeks paid vacation per calendar year, which vacation must be approved in advance by the management of NCS. The Company acknowledges that Employee is scheduled for approximately two (2) weeks' vacation in early June 1996 and tentatively scheduled for approximately fifteen (15) additional days during the remainder of the summer. In addition, Employee shall be entitled to such holidays as the Company may approve.

     9. NON-DISCLOSURE OF PROPRIETARY AND CONFIDENTIAL INFORMATION. Employee covenants that he shall not, at any time during the duration of this Agreement and at any time thereafter, whether or not in the employ of the Company, disclose, communicate or divulge to, or use for his personal benefit or for the benefit of, directly or indirectly, any person, firm, association, partnership or corporation other than the Company and its representatives, any private, confidential or proprietary information. For purposes of this Agreement, the terms "private," "confidential" and "proprietary" information mean and include any and all information relating to the terms and conditions of this Agreement, the Stock Purchase Agreement or the transactions contemplated thereby, and any and all information belonging to, used by, or which is in the possession of the Company relating to the Company's business, products, services, strategies,

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pricing, customers, representatives, suppliers, distributors, technology, programs, finances, costs, employee compensation, marketing plans, developmental plans, computer software (including all operating system and systems application software), inventions, developments or trade secrets, all to the extent such information is not intended by the Company to be disseminated to the public or to other participants in the Company's trade or business or is otherwise not generally known to competitors of the Company. Employee acknowledges that all of the private, confidential and proprietary information is and shall continue to be the exclusive proprietary property of the Company, whether or not prepared in whole or in part by Employee and whether or not disclosed to or entrusted to the custody of Employee. Employee further covenants that upon termination of his employment with the Company, Employee shall immediately turn over to the Company all originals and copies of correspondence, letters, papers, reports, disks, lists and each and every writing or record in the possession or control of Employee and pertaining to the business of the Company. Employee further agrees that the Company shall be entitled to all legal and equitable remedies for violation of this Section.

     Notwithstanding the foregoing, with respect to information, the terms "private," "confidential" and "proprietary" shall not include any of the following:

          (a) Such information that was a part of the public domain prior to the date of this Agreement;

          (b) Such information that became or becomes part of the public domain not due to some unauthorized act or omission of Employee; or

          (c) Such information that is obtained from a third party who is lawfully in possession of the same and did not obtain it from the Company.

     Notwithstanding the foregoing, the Employee may disclose private, confidential or proprietary information as required by law or in the event of subpoena; provided, that Employee gives written notice to the Company prior to any proposed disclosure, if permitted by law.

     10. RESTRICTIVE COVENANT; NON-SOLICITATION.

          (a) Employee acknowledges and agrees that in the course of performing services for the Company he has and will become further acquainted with and has and will further learn about the affairs of the Company, its officers and employees, its services, products, business practices, financial condition, operations, programs, "know-how," procedures, customers, the needs and requirements of its customers, trade secrets and other private, confidential or proprietary information that the Company has or will acquire at its cost and expense, and has and will continue to develop business relationships with the Company's clients, potential clients and its suppliers. Therefore, as an essential ingredient in consideration of this Agreement, Employee hereby agrees that in addition to any other obligations or duties he owes to the Company, that during the term of this Agreement and for such additional period as provided in Section 10(b) below, Employee will not, without the express, written consent of the Company, directly or indirectly,

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whether as an individual, employee, sole proprietor, principal, owner, partner, shareholder (except as a holder of one percent (1%) or less of any class of outstanding securities listed on any national securities exchange or actively traded in an over-the-counter market), officer, director, trustee, administrator, manager, agent, consultant, independent contractor, formal or informal advisor or by or through the lending of any form of assistance;

          (i) Engage in any business activities competitive with the Business of the Company (hereinafter defined), its successors and assigns; or

          (ii) Offer or endeavor to offer any goods or services the Company provided or any goods or services substantially similar to those of the Company at the time of termination of Employee's employment with the Company (or its successors or assigns); or

          (iii) Within the states of New Hampshire, Massachusetts, Maine, Vermont, Connecticut, New York Ohio, Pennsylvania, Indiana, Michigan, Illinois, Missouri, Wisconsin, Minnesota and Iowa offer or endeavor to offer any goods or services the Company provided or any goods or services substantially similar to those of the Company at the time of termination of Employee's employment with the Company (or its successors or assigns); or

          (iv) Compete with the Company for the business of any customer or a potential customer of the Company with whom Employee had contact while employed by the Company that involves the same or substantially similar goods or services as those for which Employee was directly or indirectly responsible at the time of termination of Employee's employment with the Company (or its successors or assigns); or

          (v) Solicit, divert or take away or attempt to solicit, divert or take away any business of the Company with anyone who is a customer of the Company at the time of the termination of Employee's employment with the Company (or its successors or assigns); or

          (vi) Solicit, take away, hire, employ or attempt to solicit, take away, hire or employ any of the employees of the Company (or its successors or assigns).

     For purposes of this Agreement, the business of the Company" is defined to include, but is not limited to, (a) the sale of pharmaceuticals, pharmacy and medical devices, supplies and equipment, IVS and related products to nursing homes and/or other long-term care facilities, (b) the offering of laboratory, nutritional counseling and related services, and (c) the offering of home health services, including nursing care.

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          (b) Pursuant to the provisions of the Stock Purchase Agreement, the foregoing covenant not to compete shall continue for the ten (10) year period commencing on the date of execution of the Stock Purchase Agreement.

          (c) For and in consideration of the covenants made by the Employee herein, NCS, for itself and the Company shall pay the sum of $1,300,000.00 to the Employee upon closing of the transactions contemplated in the Stock Purchase Agreement.

          (d) The parties expressly agree that in the event the foregoing covenant not to compete is held by any court of competent jurisdiction to be unenforceable because it is too extensive in scope or time or territory, it shall be deemed to be and shall be amended without further act by the parties hereto to conform to the scope, period of time and geographical area which would permit it to be enforced.

          (e) Upon the termination of this Agreement, Employee shall be permitted to provide services as a pharmacist in a retail or hospital setting or other non-competitive facility so long as he does not compete with the Business of the Company. Employee shall also be permitted to be employed by a facility, institution or company for the provision of M.I.S. services provided that neither the said entity, nor an entity for which the entity performs services,is not in the long-term care pharmacy business. Employee may also be engaged by any governmental agency in any capacity.

     11. INJUNCTIVE RELIEF. Employee recognizes that a breach or threatened breach by Employee of this Agreement will cause irreparable injury to the Company that is inadequately compensable in damages and, as a result, the Company will not have an adequate remedy at law to redress such injury. Therefore, in the event Employee threatens to violate or violates any provision of this Agreement, Employee agrees that in addition to its other remedies, the Company shall be entitled to injunctive relief including, but not limited to, temporary restraining orders and/or preliminary or permanent injunctions to restrain or enjoin any violation or threatened violation of this Agreement.

     12. ENFORCEMENT AND SURVIVAL OF NON-PIRACY AND NON-COMPETE COVENANTS AND-NONDISCLOSURE AND CONFIDENTIALITY PROVISIONS. The provisions of Sections 9,10 and 11 and the other associated provisions of this Agreement shall survive the termination of this Agreement. It is understood and agreed that the restrictions set forth in Sections 9 and 10 herein were bargained for by the Company as a material term under the Stock Purchase Agreement.

     Notwithstanding anything herein to the contrary, Employee understands and expressly consents and agrees that (a) a change in ownership of the Company could occur or (b) the Company may sell or otherwise transfer substantially all of its operating assets of its business to a third party and, as part of such sale, assign the Company's rights and obligations hereunder to such third party purchaser. In either such event, Employee acknowledges and agrees that the

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provisions regarding non-disclosure, non-piracy and non-competition contained herein shall be enforceable by such new owner(s) through the Company or a third party purchaser/assignee.

     13. NEW DEVELOPMENTS. Employee agrees that he will disclose promptly to the Company any and all improvements, inventions, developments, discoveries, innovations, systems, techniques, ideas, processes, programs and other things, whether patentable or unpatentable, that are made or conceived by him alone or with others, in whole or in part, during his employment and which were made or conceived in whole or in part with the Company's resources or during the Company time and related to the Business of the Company (collectively referred to as "New Developments"). Employee further agrees that all New Developments shall be and remain the sole and exclusive property of the Company and that Employee shall, upon the request of the Company, and without further compensation, do lawful things reasonably necessary to ensure the Company's ownership of any New Development, including the execution of any necessary documents assigning and transferring to the Company all of Employee's right, title and interest in and to any New Development, and the execution of all necessary documents required to enable the Company to file and obtain patents to the United States and foreign countries on any New Development.

     14. MISCELLANEOUS PARAGRAPHS.

          (a) OTHER BENEFITTED PERSONS. Employee agrees for purposes of this Agreement, the term "Company" includes NCS and any and all subsidiaries of NCS.

          (b) EXTENSION OF RESTRICTIVE COVENANTS. If a court of competent jurisdiction finds that Employee has violated any of the restrictions or covenants set forth in Section 10 of this Agreement, then the parties agree that the period of all restrictions and covenants set forth in Section 10 automatically shall be extended by the number of days that the court determines Employee to have been in violation of such restriction or covenant.

          (c) REASONABLENESS OF TERMS. Both the Company and Employee stipulate and agree that covenants and other terms contained in this Agreement are reasonable in all respects, including time period, geographical area and scope of restricted activities, and that the restrictions contained herein are designed to protect the Company's business and ensure that Employee does not engage in unfair competition with the Company. In the event a court determines that any of the terms or provisions of this Agreement are unreasonable, the court may limit the application of any such provision or term, or modify any such provision or term, and enforce the Agreement as so limited or modified.

          (d) NOTICES. All notices or other communications hereunder shall not be binding on either party hereto unless in writing, and delivered to the other party hereto at the following address;

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        If to the Company:       UNI-CARE HEALTH SERVICES, INC.
                                 c/o NCS HEALTHCARE, INC.
                                 3201 Enterprise Parkway, Suite 220
                                 Beachwood, Ohio 44122
                                 Attn; President

        If to Employee:          Michael F. Fecteau
                                 1164 Union Street
                                 Manchester, New Hampshire 03104

               with a copy to:   Sheehan, Phinney, Bass & Green
                                 1000 Elm Street, Hampshire Plaza
                                 P.O. Box 3701
                                 Manchester, New Hampshire 03105-3701
                                 Attn; Peter W. Leberman, Esq.

          Notices shall be deemed duly delivered upon hand delivery thereof at the above addresses or two days after deposit thereof in the United States mails, postage prepaid, certified or registered mail. Either party may change its address for notice by delivery of written notice thereof in the manner provided.

          (e) WAIVER. Failure of any party hereto to insist upon strict compliance with any of the terms, covenants and conditions hereof shall not be deemed a waiver or relinquishment of any similar right or power hereunder at any subsequent time.

          (f) BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Company, its successors or assigns, and Employee and his heirs, executors, administrators, and legal representatives. Employee shall not have any right to anticipate, alienate or assign any of his rights or obligations under this Agreement, and any effort to do so shall be null and void.

          (g) APPLICABLE LAW. The parties agree that this Agreement shall be governed by and construed in accordance with the internal laws of the State of New Hampshire, notwithstanding any state's choice of law rules to the contrary.

          (h) SEVERABILITY. In the event that any provision, term or restriction of this Agreement (or portion thereof) shall be held invalid, illegal or otherwise unenforceable in any respect, such provision, term or restriction (or portion thereof) shall be modified or, if necessary, severed and the balance of this Agreement shall continue in full force and effect.

          (i) ENTIRE AGREEMENT; AMENDMENT. THE PARTIES HERETO ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS. The parties

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     further acknowledge this Agreement together with the Stock Purchase
     Agreement to be the complete and final understanding between them, superseding any existing employment or similar agreement and all other contracts or proposals oral or written, and any and all other communications between them relating to the subject matter of this Agreement. Except as provided in Sections 10 and 14(h) herein, this Agreement cannot be amended, modified or supplemented in any respect except by a subsequent written agreement entered into by the parties.

          (j) EFFECTIVE DATE. Upon execution by the parties, this Agreement shall be deemed effective as of May 15,1996.

     INTENDING TO BE LEGALLY BOUND, the parties or their duly authorized representatives have signed this Agreement.

                              UNI-CARE HEALTH SERVICES, INC.,
                              a New Hampshire corporation

                         By:  /s/ Kevin B. Shaw
                             ------------------------------
                         Its:  President
                             ------------------------------

                                      "Company"

                             /s/ Michael F. Fecteau
                             ------------------------------
                             Michael F. Fecteau


                                      "Employee"





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